Exhibit 16(14)

Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Financial Highlights” included in Exhibit B to the Proxy Statement/Prospectus of Lincoln National Variable Annuity Fund A that is made a part of this Registration Statement (Form N-14) (Pre-Effective Amendment No. 1 to File No. 333-156125) of Lincoln Variable Insurance Products Trust; the reference to our firm under the caption “Independent Registered Public Accounting Firm” in the Statements of Additional Information pertaining to Lincoln National Variable Annuity Fund A (Group) and Lincoln National Variable Annuity Fund A (Individual) that are incorporated by reference in the Statement of Additional Information to this Registration Statement; and to the use of our reports dated (a) March 27, 2008, with respect to the consolidated financial statements for the year ended December 31, 2007 of The Lincoln National Life Insurance Company, (b) February 13, 2008, with respect to the financial statements for the year ended December 31, 2007 of Lincoln National Variable Annuity Fund A, and (c) February 13, 2009 with respect to the financial statements for the year ended December 31, 2008 of Lincoln National Variable Annuity Fund A included in the 2008 Annual Report to Shareholders, that are incorporated by reference in the Statement of Additional Information to this Registration Statement.

/s/ ERNST & YOUNG LLP

Philadelphia, Pennsylvania

March 10, 2009

Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Financial Highlights” in Exhibit B to the Proxy Statement/Prospectus for Lincoln National Variable Annuity Fund A included in this Registration Statement (Form N-14)(Pre-Effective Amendment No. 1 to File No. 333-156125) of Lincoln Variable Insurance Products Trust, the references to our firm under the captions “Independent Registered Public Accounting Firm” and “Financial Statements” and the incorporation by reference of our report dated February 14, 2008, included in the 2007 Annual Report to shareholders in the Statement of Additional Information of Lincoln Variable Insurance Products Trust with respect to the LVIP Delaware Growth and Income Fund dated April 30, 2008, incorporated by reference in this Registration Statement, and to the incorporation by reference in this Registration Statement of our report on the LVIP Delaware Growth and Income Fund of Lincoln Variable Insurance Products Trust dated February 13, 2009, included in the 2008 Annual Report to shareholders.

/s/ ERNST & YOUNG LLP

Philadelphia, Pennsylvania

March 10, 2009